EXHIBIT 32.2

            CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Jurak Corporation World Wide, Inc. (the "Company") on Form 10-QSB for quarter ended August 31, 2005, as filed with the Securities and Exchange Commission of the date hereof, I, Anthony
C. Jurak, Chief Financial Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act') and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

        (1) the Company's Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 19, 2005        /s/ Anthony C. Jurak
                           ------------------------
                           Anthony C. Jurak
                           Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-QSB or as separate disclosure documents. A signed original of this written statement has been provided to Jurak Corporation World Wide, Inc. and will be retained by Jurak Corporation World Wide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.